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                                                                   EXHIBIT 10.bb

STATE OF SOUTH CAROLINA         )           FIRST AMENDMENT
                                )                  TO
COUNTY OF BEAUFORT              )        12 MM PROMISSORY NOTE


         THIS FIRST AMENDMENT TO 12 MM PROMISSORY NOTE is made and entered into this 24th day of October, 1997, by and among SEA PINES ASSOCIATES, INC. ("SPA"), SEA PINES COMPANY, INC. ("SPCO") (SPA and SPCO collectively referred to as the "Borrower") and WACHOVIA BANK, N.A., as Successor to The South Carolina National Bank (ALender@).

                             W I T N E S S E T H :

         WHEREAS, pursuant to that certain Fifth Amendment to Credit Agreement of October 15, 1993 which set forth the terms of a Twelve Million and No/100 ($12,000,000.00) Dollar revolving credit loan (the "12 MM Revolver"), the Borrower did execute that certain Promissory Note, in the original principal amount of $12,000,000.00, payable to the order of the Lender (the "12 MM Note"); and

         WHEREAS, pursuant to that certain Commitment Letter dated August 28, 1997, from the Lender to the Borrower (the "8/28/97 Commitment Letter"), the Lender has agreed to further extend the Maturity Date of the 12 MM Note to November 15, 1999; and

         WHEREAS, pursuant to that certain Amendment Letter of March 19, 1997, a copy of which is attached hereto as Exhibit "A," the Lender extended certain interest rate options to the Borrower as described therein; and

         WHEREAS, this First Amendment to 12 MM Note is made and entered into in order to modify the 12 MM Note so as to reflect the terms and conditions of the 8/28/97 Commitment Letter and to incorporate the terms of the Amendment Letter of March 19, 1997 into the 12 MM Note.

         NOW, THEREFORE, for and in consideration of the mutual covenants ad promises herein, and other good and valuable consideration, the parties hereto agree as follows:

         1. The above "Whereas" clauses are incorporated herein as if repeated verbatim.

         2. The "Maturity Date" of October 15, 1998 (as contained in the 12 MM
Note) is hereby deleted and the "Maturity Date" of November 15, 1999 is hereby inserted as the "Maturity Date" throughout the 12 MM Note.

         3. The terms and conditions of the March 19, 1997 Amendment Letter are incorporated by reference into the 12 MM Note.


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         4. The Loan Documents described in the 12 MM Note (including, but not limited to, the Mortgage, the Credit Agreement, as amended, and the 12 MM Mortgage) are hereby modified and construed to include the 8/28/97 Commitment Letter, this First Amendment to 12 MM Note and the Eighth Amendment to Credit Agreement, said documents being entered into of even date herewith in conjunction with the terms and conditions of the 8/28/97 Commitment Letter.

         5. The cross-default provisions contained in the 12 MM Note are hereby modified and construed to include the 8/28/97 Commitment Letter, this First Amendment to 12 MM Note, the First Amendment to 12 MM Mortgage and the Eighth Amendment to Credit Agreement, said documents being entered into of even date herewith in conjunction with the terms and conditions of the 8/28/97 Commitment Letter as additional agreement whereby defaults and/or noncompliance with the terms of said agreements shall result in a default under the 12 MM Note.

         6. This First Amendment to 12 MM Note shall be incorporated into and made a part of the 12 MM Note and all references to the 12 MM Note shall be construed to include the terms and conditions of this First Amendment to 12 MM Note.

         7. The execution and delivery of this First Amendment to 12 MM Note shall not be construed to affect the priority of the 12 MM Mortgage, as amended.

         8. Except as heretofore amended or modified, the terms and conditions of the 12 MM Note shall remain unchanged.

         IN WITNESS WHEREOF, the parties have duly executed this First Amendment to 12 MM Promissory Note on the day and year first above written.

                                        SEA PINES ASSOCIATES, INC.

Connie Smith                            By:     C. W. Flynn
------------------------------------            -------------------------------
                                        Its:    Chairman


Jennifer Bialocki-Prynada               Attest: Angus Cotton
------------------------------------            -------------------------------
                                        Its:    Secretary
                                                -------------------------------


                                        SEA PINES COMPANY, INC.
                                        (formerly known as Sea Pines Plantation
                                        Company, Inc.)


Connie Smith                            By:     Michael E. Lawrence
------------------------------------            -------------------------------
                                        Its:    President
                                                -------------------------------


Jennifer Bialocki-Prynada               Attest: Steven P. Birdwell
------------------------------------            -------------------------------
                                        Its:    Secretary
                                                -------------------------------


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                                        WACHOVIA BANK, N.A.
                                        (as Successor to The South Carolina
                                        National Bank)


Birdie Sargent                          By:     William D. Priester
------------------------------------            -------------------------------
                                        Its:    Asst. Vice President
                                                -------------------------------


Marla S. Nasuti                         Attest: Douglas E. Stetson
------------------------------------            -------------------------------
                                        Its:    Vice President
                                                -------------------------------

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